EXHIBIT 32.1

                           Section 1350 Certification


         In connection with the Quarterly Report of PHAZAR CORP (the "Company") on Form 10-QSB for the quarter ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



   /s/ Gary W. Havener
   ------------------------------
   Gary W. Havener
   Chief Executive Officer


   /s/ Clark D. Wraight
   ------------------------------
   Clark D. Wraight
   Chief Financial Officer


























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